UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 31, 2017, in connection with its Registration Statement on Form S-3 (File No. 333-203802), effective May 1, 2015, Welltower Inc. (the “Company”) entered into separate amended and restated equity distribution agreements (collectively, the “Equity Distribution Agreements”) with each of Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC (when acting in this capacity, individually, a “Sales Agent” and collectively, the “Sales Agents) as sales agents relating to issuances, offers and sales of shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). The Company has offered and sold through the Sales Agents under the prior equity distribution agreements 2,986,574 shares of its Common Stock having an aggregate sales price of $215,916,998, and, as a result, $784,083,001 remains available for issuance under the Equity Distribution Agreements.

In accordance with the terms of the Equity Distribution Agreements, the Company may offer and sell up to $784,083,001 of its Common Stock (together with shares of Common Stock that may be sold pursuant to the forward sale agreements described below, the “Shares”) from time to time through any of the Sales Agents (acting in their capacity as Sales Agents or as Forward Sellers, as described below), as its agents for the offer and sale of the Shares.

Concurrently with entry into the Equity Distribution Agreements, the Company entered into separate master forward sale confirmations (collectively, the “Master Forward Sale Confirmations”) between the Company and each of Morgan Stanley & Co. LLC, Bank of America, N.A., Goldman Sachs & Co. LLC, UBS AG, London Branch and Wells Fargo Bank, National Association (when acting in this capacity, individually, a “Forward Purchaser” and collectively, the “Forward Purchasers”).

The Equity Distribution Agreements provide that, in addition to the issuance and sale of the Shares by the Company through the Sales Agents, the Company also may enter into forward sale agreements under the Master Forward Sale Confirmations. In connection with each particular forward sale agreement, the relevant forward purchaser will, at the Company’s request, borrow from third parties and, through the relevant Sales Agent, sell a number of the Shares equal to the number of Shares underlying the particular forward sale agreement (the Sales Agents, when acting as agents for Forward Purchasers, individually, a “Forward Seller” and collectively, the “Forward Sellers”). In no event will the Company be party to outstanding forward sale agreements with more than one Forward Purchaser at any given time. Therefore, if at any time the Company is party to an outstanding forward sale agreement with a single Forward Purchaser, the Company may only enter into additional forward sale agreements with the same Forward Purchaser unless and until that outstanding forward sale agreement matures and settles or otherwise terminates. In no event will the aggregate number of Shares sold through the Sales Agents, whether as an agent for the Company or as a Forward Seller, under the Equity Distribution Agreements and any forward sale agreements, have an aggregate sales price in excess of $784,083,001.

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by a Forward Seller. The Company expects to physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company would expect to receive per share cash proceeds at settlement equal to the forward sale price under the relevant forward sale agreement. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of common stock (in the case of net share settlement) to the relevant forward purchaser.

Sales of the Shares, if any, will be made by any method permitted by law, including by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions, or as otherwise agreed with the applicable Sales Agent, or by means of any other existing trading market for the Common Stock or to or through a market maker other than on an exchange. The Company will pay each Sales Agent a fee that will not exceed 1.50% of the gross sales price per share of Shares sold through it as agent under the applicable Equity Distribution Agreement. In connection with each forward sale agreement, the Company will pay the Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the relevant Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 1.50% of the sales prices of all borrowed Shares sold during the applicable forward hedge selling period by it as a Forward Seller.

The foregoing description of certain terms of the Equity Distribution Agreements and the Master Forward Sale Confirmations and the transactions contemplated by the Equity Distribution Agreements and the Master Forward Sale Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the forms of Equity Distribution Agreements and Master Forward Sale Confirmations, which are filed herewith as Exhibits 1.1 and 1.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Form of Amended and Restated Equity Distribution Agreement

1.2	Form of Master Forward Sale Confirmation

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter Kaye Scholer LLP

23.1	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter Kaye Scholer LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN

Name:	Matthew McQueen
Title:	Senior Vice President – General Counsel
& Corporate Secretary

Date: July 31, 2017

Exhibit Index

1.1	Form of Amended and Restated Equity Distribution Agreement

1.2	Form of Master Forward Sale Confirmation

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter Kaye Scholer LLP

23.1	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter Kaye Scholer LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8